                    AMENDMENT TO FUND PARTICIPATION AGREEMENT



     The Lincoln National Life Insurance Company, Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. hereby amend their Fund Participation Agreement dated as of May 22, 1998, and as amended on May 1, 1999 by:

     1. Replacing Schedule A-C of the Agreement with Amended Schedule A-C, attached;

     2. Replacing Schedule D of the Agreement with Amended Schedule D, attached;

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to Fund Participation Agreement, to be effective as of October 15, 1999.

Lincoln National Life Insurance Company         Templeton Variable Products Series Fund
---------------------------------------         ---------------------------------------
By its authorized officer                       By its authorized officer

By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:  Steven M. Kluever                        Name:  Karen L. Skidmore
Title: Second Vice President                    Title: Assistant Vice President and
                                                       Assistant Secretary


                                                Franklin Templeton Distributors, Inc.
                                                ---------------------------------------
                                                By its authorized officer

                                                By:
                                                   ---------------------------------------
                                                Name:  Deborah Gatzek
                                                Title: Senior Vice President and
                                                       Assistant Secretary

                                  SCHEDULE A-C


           CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            SVUL I                          VUL I                            Lincoln VUL
 NAME AND TYPE

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION            811-08579                       811-08557                        811-08557
NUMBER -1940
ACT

REPRESENTATIVE              LN650LL                         LN605LL                          LN660
FORM NUMBERS                                                LN615                            LN615
                                                            LN660                            LN605

SEPARATE ACCOUNT            Lincoln Life Flexible           Lincoln Life Flexible            Lincoln Life Flexible
NAME/DATE                   Premium Variable Life           Premium Variable Life            Premium Separate Account
ESTABLISHED                 Account R                       Account M                        M

SEC REGISTRATION            333-43107                       333-42479                        333-42479
NUMBER - 1933
ACT

TEMPLETON                   Templeton Asset                 Templeton Asset                  Templeton International
VARIABLE                    Allocation Fund - Class 1       Allocation Fund - Class 1        Fund - Class 2
PRODUCTS SERIES             Templeton Investment            Templeton Investment             Templeton Investment
FUND ("TVP") -              Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.
PORTFOLIOS AND
CLASSES - ADVISER           Templeton International         Templeton International          Templeton Stock Fund -
                            Fund - Class 1                  Fund - Class 1                   Class 2
                            Templeton Investment            Templeton Investment             Templeton Investment
                            Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.

                            Templeton Stock Fund -          Templeton Stock Fund -
                            Class 1                         Class 1
                            Templeton Investment            Templeton Investment
                            Counsel, Inc.                   Counsel, Inc.
-------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE A-C


           CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            CVUL                            Lincoln SVUL                     VULDB
 NAME AND TYPE

REGISTERED (Y/N)            Yes                             Yes                              Yes

SEC REGISTRATION                                            811-08579                        811-08557
NUMBER - 1940
ACT

REPRESENTATIVE              LN920                           LN650                            LN680
FORM NUMBERS                LN921

SEPARATE ACCOUNT            Lincoln Life Flexible           Lincoln Life Flexible            Lincoln Life Flexible
NAME/DATE                   Premium Variable Life           Premium Variable Life            Premium Variable Life
ESTABLISHED                 Account S                       Account R                        Account M

SEC REGISTRATION            333-72875                       333-43107                        333-40745
NUMBER - 1933
ACT

TEMPLETON                   Templeton Asset                 Templeton International          TVP - Templeton
VARIABLE                    Allocation Fund - Class 2       Fund - Class 2                   International Fund - Class
PRODUCTS SERIES             Templeton Investment            Templeton Investment             2 (Templeton Investment
FUND ("TVP") -              Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.)
PORTFOLIOS AND
CLASSES - ADVISER           Templeton International         Templeton Stock Fund -           TVP - Templeton Stock
                            Fund - Class 2                  Class 2                          Fund - Class 2 -
                            Templeton Investment            Templeton Investment             Templeton Investment
                            Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.

                            Templeton Stock Fund -
                            Class 2
                            Templeton Investment
                            Counsel, Inc.
-------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE D


                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

AIM Diversified Income Fund
AIM V.I. Growth Fund
AIM V.I. Value Fund
AIM International Fund

American Century International
American Century Income and Growth

American Variable Insurance Series
     1) Global Small Capitalization Fund - Class 2
     2) Growth Fund - Class 2
     3) Growth-Income Fund - Class 2

Baron Capital Asset Fund

BT Equity 500 Index Fund
BT Small Cap Index Fund
BT EAFE Index Fund

Delaware Emerging Markets Series
Delaware Small Cap Value Series
Delaware Trend Series
Delaware Delchester Series
Delaware Devon Series
Delaware International Series
Delaware REIT Series

Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Asset Manager Portfolio
Fidelity VIP II Investment Grade Bond Portfolio
Fidelity VIP Growth
Fidelity VIP II Contrafund
Fidelity VIP III Growth Opportunities

Janus Aspen Aggressive Growth
Janus Aspen Balanced
Janus Aspen Worldwide

                                   SCHEDULE D


                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS


Lincoln National Money Market Fund
Lincoln National Bond Fund
Lincoln National Capital Appreciation Fund
Lincoln National Equity-Income Fund
Lincoln National Social Awareness Fund
Lincoln National Global Asset Allocation Fund

MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series
MFS Capital Opportunities Series
MFS Research

Neuberger Berman Partners Fund
Neuberger Berman Midcap Growth Fund

OpCap Global Equity Portfolio
OpCap Managed Portfolio
Oppenheimer Mainstreet Growth and Income Fund